MAINSTAY VP SERIES FUND, INC.

MainStay VP Cash Management Portfolio

Supplement dated November 12, 2008 (“Supplement”)
to the Prospectus dated May 1, 2008 (“Prospectus”)

This Supplement updates certain information contained in the above-dated Prospectus for MainStay VP Series Fund, Inc. (the “Fund”) regarding the MainStay VP Cash Management Portfolio (the “Portfolio”), a series of the Fund. You may obtain copies of the Fund’s Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-598-2019, or by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

This Supplement supersedes the Supplement to the Prospectus dated October 3, 2008.

1.    At a meeting held on October 3, 2008, the Fund’s Board of Directors approved the Portfolio’s participation in the U.S. Treasury Department’s Temporary Money Market Fund Guarantee Program (the “Program”). The Program seeks to guarantee the net asset value of certain shares of participating money market funds as of September 19, 2008. To the extent that funds are available in the Program, any shares held by an investor in the Portfolio as of the close of business September 19, 2008 are insured against loss under the Program in the event that the Portfolio liquidates and the per share value at the time of liquidation is less than $1 per share. The Program runs through December 18, 2008, unless the Treasury Department determines to extend it. If the Program is extended, the Portfolio will consider whether to continue to participate.

The Program applies only to shareholders of record of the Portfolio on September 19, 2008. The number of shares covered by the Program will be the lesser of (a) the number of shares owned by the shareholder on September 19, 2008, or (b) the number of shares owned by the shareholder on the date on which a guarantee is triggered under the Program.

Any increase in the number of shares a shareholder holds in the Portfolio after the close of business on September 19, 2008 will not be guaranteed. If a shareholder closes his/her account with the Portfolio or a broker-dealer, any future investment in the Portfolio will not be guaranteed.

If, during the time the Program is in effect, a shareholder transfers his or her account from one brokerage firm (the carrying firm) to another (the receiving firm), the shareholder could lose the benefit of the guarantee upon closure of the account with the carrying firm or upon transfer of the shares to the receiving firm. If a shareholder has questions about a potential loss of coverage he or she should contact the carrying firm before closing an account.

Participation in the initial three months of the Program requires a payment to the U.S. Department of the Treasury in the amount of 0.01% based on the net asset value of the Portfolio as of September 19, 2008. This expense will be borne by the Portfolio without regard to any expense limitation currently in effect for the Portfolio.

As of the date of this Supplement, assets available to the Program to support all participating money market funds do not exceed $50 billion. As of the date of this Supplement, more information about the Program is available at http://www.ustreas.gov.

2.    The section entitled “Not Insured—You Could Lose Money” beginning on page A-4 of the Prospectus is hereby amended to include the following as the second paragraph of the section:

Notwithstanding the preceding statement, shareholders of the Cash Management Portfolio will be guaranteed to receive $1.00 net asset value for amounts that they held as of September 19, 2008 subject to the terms of the U.S. Treasury’s Temporary Guarantee Program for Money Market Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.